UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 7/3/08 - 7/30/08

Operating Report/Period Beginning July 3, 2008 and Ending July 30, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

8/22/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/3/08 - 7/30/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	9-Jul	16-Jul	23-Jul	30-Jul	Period 1

Cash Receipts (inc Sales tax)
Cash Receipts	$17,487	$19,020	$18,731	$18,071	$73,309
Credit Card	11,010	12,496	11,958	11,953	47,417
	28,497	31,516	30,689	30,024	120,726
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	360	120	235	153	868
Total Cash Receipts	28,857	31,636	30,924	30,177	121,594

Operating Disbursements
A/P
Check	1,312	1,465	2,926	1,523	7,226
EFT	14,398	17,318	14,289	13,315	59,320
Change in Trade Terms	-	-	-	-	-

Payroll	10,236	6,066	10,345	7,324	33,971
Rent (Cash Occupancy)	-	-	-	1,263	1,263
Sales Tax	185	328	4,780	954	6,247
Other Operating	50	1	13	-	64
Total Operating Disbursements	26,181	25,178	32,353	24,379	108,091
Net Operating Cash Flows	2,676	6,458	(1,429)	5,798	13,503

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	429	316	709	690	2,144
Professional Fees, inc. Holdbacks	773	1,330	114	215	2,432
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	-	-	(1)	-	(1)
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	1,202	1,646	822	905	4,575

Financing Payments
Interest Expense	-	21	-	13	34
Interest (Income)	(7)	(3)	-	(205)	(215)
DIP Fees / Other	-	-	-	-	-
Principal Payments					-
Total Financing Disbursements	(7)	18	-	(192)	(181)

Total Net Disbursements	27,376	26,842	33,175	25,092	112,485

Net Cash Receipts (Disbursements)	$1,481	$4,794	$(2,251)	$5,085	$9,109

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	13.54%	0.08%	0.00%	36.73%	0.40%	13.18%
Total Disbursements	15,228,198	87,877	-	41,313,941	452,130	14,826,565

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING
Allocation %	0.11%	1.90%	0.00%	0.16%	33.03%	0.00%
Total Disbursements	125,242	2,132,913	-	185,112	37,151,233	305

	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	4.05%	0.00%	1.90%	0.02%	0.07%	0.01%	100.00%
Total Disbursements	4,556,106	-	2,140,584	25,262	82,414	8,276	112,485,000

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/3/08 - 7/30/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	31,800	-	-	497,668	-	205,186	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	102,067	-	-	2,397,362	-	997,822	-	23,187	-
DEPOSITORY ACCOUNT	-	-	-	38,566	-	9,196	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	36,700	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	(148)	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	820,181	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	879,595	-	80,227	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	247,708	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	642,315	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	32,664	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	47,330	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	150,735	-	-	-	23,187	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	77,846	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	40,314	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	42,474	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	53,013	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	9,776	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	47,905	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,153	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	7,610	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(422,737)	-	-	212,829	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	435,000	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	68,000,000	-	-	-	-	-	-	-	-
CASH	4,214,591	-	35,496	-	-	-	-	-	-
CASH - US BANK	4,159,806	-	35,496	-	-	-	-	-	-
CASH - US BANK - A/P	(872,408)	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	597,249	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,228,433	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	7,017	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(920,471)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	14,964	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	72,348,458	-	35,496	2,895,030	-	1,203,008	-	49,787	-

RESTRICTED CASH	2,476,786	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,356,786	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	120,000	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	23,957	-	-	547,936	-	-	-	-	1,333,147
TOTAL DEPOSITORY ACCOUNT	-	500,843	-	-	1,414,230	-	-	-	-	5,435,510
DEPOSITORY ACCOUNT	-	-	-	-	5,202	-	-	-	-	52,964
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	184,397	-	-	-	-	221,097
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	(148)
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	820,181
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	959,822
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	419,935	-	-	70,252	-	-	-	-	737,895
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	642,315
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-	-	-	-	32,664
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	47,330
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	173,922
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	77,846
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	40,314
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	42,474
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	53,013
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	9,776
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	47,905
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	8,153
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	7,610
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	239,750	-	-	-	-	29,842
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	25,227	-	-	467,972	-	-	-	-	493,199
DEPOSITORY - US BANK - RYAN'S	-	16,710	-	-	98,741	-	-	-	-	115,451
DEPOSITORY - BB&T	-	-	-	-	96,309	-	-	-	-	96,309
DEPOSITORY - SUNTRUST	-	-	-	-	43,037	-	-	-	-	43,037
DEPOSITORY - WELLS FARGO - RYAN'S	-	6,433	-	-	(404,488)	-	-	-	-	36,945
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	52,216	-	-	-	-	52,216
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	187,143	-	-	-	-	187,143
DEPOSITORY - COMPASS	-	-	-	-	16,674	-	-	-	-	16,674
DEPOSITORY - AMSOUTH	-	-	-	-	113,383	-	-	-	-	113,383
DEPOSITORY - FIRST CITIZENS	-	-	-	-	48,279	-	-	-	-	48,279
DEPOSITORY - JPMORGAN CHASE	-	12,404	-	-	112,401	-	-	-	-	124,804
DEPOSITORY - M&T BANK	-	-	-	-	26,057	-	-	-	-	26,057
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	34,867	-	-	-	-	34,867
DEPOSITORY - FIRST MIDWEST	-	13,973	-	-	-	-	-	-	-	13,973
DEPOSITORY - FIFTH THIRD	-	6,162	-	-	-	-	-	-	-	6,162
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	22,038	-	-	-	-	22,038
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	68,000,000
CASH	249,666	709,301	-	-	201	-	-	-	-	5,209,254
CASH - US BANK	-	-	-	-	-	-	-	-	-	4,195,302
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(872,408)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	597,249
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	1,228,433
CASH - US BANK - FRANCHISE HOLDINGS	249,666	-	-	-	-	-	-	-	-	249,666
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	7,017
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(920,471)
CASH - WACHOVIA - PAYROLL	-	(2,633,400)	-	-	-	-	-	-	-	(2,633,400)
CASH - US BANK - RYAN'S PAYROLL	-	3,342,613	-	-	-	-	-	-	-	3,342,613
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	14,964
CASH - PAYROLL ACCOUNT	-	88	-	-	201	-	-	-	-	288
TOTAL CASH & CASH EQUIVALENTS	249,666	1,234,100	-	-	1,962,367	-	-	-	-	79,977,911

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,476,786
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	2,356,786
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	120,000

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

8/22/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/3/08 - 7/30/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

						Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,451.50	Buffets, Inc	20499753	06/03/08	147,421.50	29.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,847.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-2/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.95
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 7/3/08 - 7/30/08

Buffets Holdings Inc.
PERIOD: 1-09        ENDING: 7/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	3,210,828	-	-	43,598,465	-	18,462,081	-	-	1,818,951
TOTAL FOOD COST	-	1,171,031	-	-	15,828,579	-	6,537,169	-	-	168,974
TOTAL LABOR	-	921,447	-	-	12,495,609	-	4,837,758	-	-	430,968
OPERATING COSTS	-	426,372	1	-	6,313,349	393	2,641,403	(6)	-	207,405
OCCUPANCY COSTS	-	39,824	43,640	-	4,652,668	470,849	1,708,527	128,686	-	281,493
TOTAL DIR & O/C	-	466,196	43,640	-	10,966,017	471,242	4,349,930	128,680	-	488,898

TOTAL RESTAURANT COSTS	-	2,558,674	43,640	-	39,290,205	471,242	15,724,857	128,680	-	1,088,841

RESTAURANT PROFIT (LEVEL 4)	-	652,153	(43,640)	-	4,308,261	(471,242)	2,737,224	(128,680)	-	730,110

TOTAL SG&A EXPENSE	(50,500)	5,591,004	48,445	-	1,193,877	4,399	-	-	-	99,488

CLOSED RESTAURANT COSTS	-	-	-	-	4,463	-	(1,123)	-	-	1,367
MERGER/INTEGRATION COSTS	-	(1,245)	-	-	-	-	-	-	-	-
EARNINGS FROM OPERATIONS	50,500	(4,937,606)	(92,085)	-	3,109,920	(475,641)	2,738,347	(128,680)	-	629,255

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	16,798	-	-	-	-	24,895	-	-	-
INTEREST INCOME	(6,526)	6,533	-	-	-	-	-	-	-	-
INTEREST EXPENSE	6,526	(6,327,221)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	(50,500)	51,015	-	-	-	-	-	-	-	2,957
REORGANIZATION COSTS	-	(1,695,852)	(1,625)	(325)	(133,009)	(6,500)	(86,976)	(4,875)	-	(14,882)
NET WORTH TAX	-	580	-	-	-	-	-	-	-	-
INTERCOMPANY	(5)	990,449	-	-	(3,434,688)	-	1,131,182	-	-	(1,069,912)
TOTAL OTHER INCOME (EXPENSE)	(50,505)	(6,957,697)	(1,625)	(325)	(3,567,697)	(6,500)	1,069,102	(4,875)	-	(1,081,837)

EARNINGS BEFORE TAX	(5)	(11,895,303)	(93,710)	(325)	(457,777)	(482,141)	3,807,449	(133,555)	-	(452,582)

INCOME TAXES	-	67,495	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(5)	(11,962,798)	(93,710)	(325)	(457,777)	(482,141)	3,807,449	(133,555)	-	(452,582)

Expense, gross	N/A	16,239,002	93,710	325	44,056,242	482,141	15,810,709	133,555	-	2,274,490
Expense Allocation (1)	N/A	13.54%	0.08%	0.00%	36.73%	0.40%	13.18%	0.11%	0.00%	1.90%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	44,570,029	-	-	-	2,205,640	-	-	-	113,865,995
TOTAL FOOD COST	-	-	15,862,697	-	-	-	749,732	-	(783,749)	-	39,534,434
TOTAL LABOR	-	157,710	9,495,908	-	4,223,370	-	792,497	-	-	-	33,355,267
OPERATING COSTS	-	(62)	6,910,105	-	-	-	354,808	16	(58,992)	-	16,794,793
OCCUPANCY COSTS	-	-	6,401,055	-	-	-	214,145	25,952	-	-	13,966,839
TOTAL DIR & O/C	-	(62)	13,311,160	-	-	-	568,953	25,968	(58,992)	-	30,761,632

TOTAL RESTAURANT COSTS	-	157,648	38,669,765	-	4,223,370	-	2,111,182	25,968	(842,740)	-	103,651,333

RESTAURANT PROFIT (LEVEL 4)	-	(157,648)	5,900,264	-	(4,223,370)	-	94,458	(25,968)	842,740	-	10,214,661

TOTAL SG&A EXPENSE	-	34,876	171,131	-	615,158	-	175,959	321	86,910	1,601	7,972,669

CLOSED RESTAURANT COSTS	-	-	23,650	-	-	-	-	-	-	-	28,357
MERGER/INTEGRATION COSTS	-	-	-	-	-	-	-	-	-	-	(1,245)
EARNINGS FROM OPERATIONS	-	(192,524)	5,705,483	-	(4,838,528)	-	(81,501)	(26,289)	755,831	(1,601)	2,214,881

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	41,693
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	7
INTEREST EXPENSE	-	-	-	-	-	-	(6,526)	-	-	-	(6,327,221)
OTHER INCOME (EXPENSE)	-	-	1,604	-	-	-	-	-	-	-	5,076
REORGANIZATION COSTS	(325)	(4,875)	26,513	(325)	(20,000)	(325)	(19,448)	(650)	(975)	(650)	(1,965,104)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	580
INTERCOMPANY	-	-	(752,679)	-	-	-	(30,302)	-	3,172,530	(6,575)	-
TOTAL OTHER INCOME (EXPENSE)	(325)	(4,875)	(724,563)	(325)	(20,000)	(325)	(56,276)	(650)	3,171,555	(7,225)	(8,244,968)

EARNINGS BEFORE TAX	(325)	(197,399)	4,980,921	(325)	(4,858,528)	(325)	(137,778)	(26,939)	3,927,386	(8,826)	(6,030,087)

INCOME TAXES	-	-	-	-	-	-	(60,748)	-	-	-	6,748
NET EARNINGS (LOSS)	(325)	(197,399)	4,980,921	(325)	(4,858,528)	(325)	(77,030)	(26,939)	3,927,386	(8,826)	(6,036,835)

Expense, gross	325	197,399	39,617,225	325	4,858,528	325	2,282,670	26,939	87,885	8,826	119,951,431
Expense Allocation (1)	0.00%	0.16%	33.03%	0.00%	4.05%	0.00%	1.90%	0.02%	0.07%	0.01%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	As of 7/30/08

Buffets Holdings Inc.
PERIOD: 1-09 ENDING: 7/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	31,800	-	-	497,668	-	205,186	-	-	23,957
TOTAL DEPOSITORY ACCOUNT	-	102,067	-	-	2,397,362	-	997,822	-	-	500,843
TEMPORARY INVESTMENTS	-	68,000,000	-	-	-	-	-	-	-	-
CASH	-	4,214,591	-	35,496	-	-	-	-	-	709,301
TOTAL CASH & CASH EQUIVALENTS	-	72,348,458	-	35,496	2,895,030	-	1,203,008	-	-	1,234,100

RECEIVABLES - LANDLORD	-	-	-	-	32,507	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	43,247	-	-	477,174	-	635,223	-	-	20,083
INTERCOMPANY	(81)	(40,084,351)	(788,381)	(6,189,266)	(16,506,572)	(4,240,824)	30,677,904	(743,031)	-	(45,930,699)
TOTAL REBATES RECEIVABLE	-	434,217	-	-	-	-	-	-	-	2,385,544
ACCOUNTS RECEIVABLE	-	445,728	-	-	68,170	-	17,634	-	-	30,384
DUE TO/FROM AFFILIATE	-	83,620	-	(395,988)	-	-	-	-	-	-
TOTAL RECEIVABLES	(81)	(39,077,539)	(788,381)	(6,585,254)	(15,928,721)	(4,240,824)	31,330,762	(743,031)	-	(43,494,688)

INVENTORY	-	864,990	-	-	11,914,484	-	4,129,051	-	-	488,251
TOTAL INVENTORIES	-	864,990	-	-	11,914,484	-	4,129,051	-	-	488,251

RESTRICTED CASH	-	2,476,786	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	31,003	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	1,270,298	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	8,075,200	-	-	-	-	-	-	-	-
PREPAID INSURANCE	-	1,481,440	-	-	-	-	-	-	-	-
PREPAID RENT	-	233,342	-	-	72,647	-	29,803	-	-	(73,322)
PREPAID OTHER	-	992,665	-	-	594,296	-	71,227	-	-	21,038
PREPAID ADVERTISING	-	5,928,764	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	7	-	-	19,526	-	5,674	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	10,537
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	18,012,719	-	-	686,469	-	106,704	-	-	(41,747)

ASSETS HELD FOR SALE	-	-	-	-	554,500	-	-	-	-	-

DEFERRED INCOME TAXES - CURRENT	-	13,688,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	(13,688,000)	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	(81)	54,625,414	(788,381)	(6,549,759)	121,762	(4,240,824)	36,769,525	(743,031)	-	(41,814,084)

CABINET DIVISION INVENTORY	-	-	-	-	5,126,428	-	-	-	-	-
CORPORATE INVENTORY	-	110,808	-	-	522,441	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	310,005	-	-	-	-	-
LAND	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	212,644	-	-	1,124,045	-	-	-	-	1,389,055
ACCUMULATED DEPRECIATION - BUILDING	-	(14,571)	-	-	(221,968)	-	-	-	-	(244,221)
LEASEHOLD IMPROVEMENTS	-	267,992	-	-	109,033,324	3,524	27,627,679	4,866	-	1,935,262
ACCUMULATED AMORTIZATION	-	(63,402)	-	-	(67,247,356)	9	(20,273,976)	(68)	-	(180,275)
EQUIPMENT	-	21,619,206	6,000,745	-	64,085,219	39,694,846	18,835,357	10,674,396	-	3,462,651
ACCUMULATED DEPRECIATION - EQUIPMENT	-	(19,580,418)	(2,683,234)	-	(55,852,552)	(14,349,617)	(17,317,893)	(4,403,407)	-	(969,266)
AUTOMOBILE	-	20,524	-	-	170,732	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	(858)	-	-	(68,030)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	2,570,724	3,317,511	-	56,999,289	25,348,761	8,871,168	6,275,788	-	6,078,027

GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	20,131,337
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	38,265,154

DEFERRED INCOME TAXES - NON-CURRENT	-	77,289,000	-	14,550,000	-	-	-	-	-	-
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	(77,289,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	846,280	-	-	-	-	57,278
RECIPES	-	-	-	-	-	-	-	-	-	2,142,119
TRADEMARK	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	846,280	-	-	-	-	58,799,398

PREPAID RENT DEPOSITS	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	236,044	-	37,585	1,384,014	-	533,467	-	-	67,244
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	39,272,576	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	(12,553,929)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	0	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	456,189,910	-	37,585	1,400,915	-	2,542,906	-	(462,780,302)	462,860,000
TOTAL ASSETS	(431,239,993)	608,029,675	2,529,130	(6,512,174)	59,368,245	21,107,937	51,401,816	5,532,756	(462,780,302)	524,188,494

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	547,936	-	-	-	26,600	-	-	-	1,333,147
TOTAL DEPOSITORY ACCOUNT	-	-	1,414,230	-	-	-	23,187	-	-	-	5,435,510
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	68,000,000
CASH	-	-	201	-	-	-	-	-	-	249,666	5,209,254
TOTAL CASH & CASH EQUIVALENTS	-	-	1,962,367	-	-	-	49,787	-	-	249,666	79,977,911

RECEIVABLES - LANDLORD	-	-	-	-	-	-	8,249	-	-	-	40,756
CREDIT CARD RECEIVABLES	-	-	435,983	-	-	-	119,468	-	-	-	1,731,178
INTERCOMPANY	(650)	(3,875,072)	131,368,090	4,600	(79,754,252)	(650)	3,217,532	18,644	32,943,214	(116,154)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	4,111,207	-	6,930,968
ACCOUNTS RECEIVABLE	-	-	172,542	-	-	-	93,074	-	-	-	827,533
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	(312,368)
TOTAL RECEIVABLES	(650)	(3,875,072)	131,976,615	4,600	(79,754,252)	(650)	3,438,324	18,644	37,054,420	(116,154)	9,218,067

INVENTORY	-	-	11,901,477	-	-	-	751,046	-	-	-	30,049,300
TOTAL INVENTORIES	-	-	11,901,477	-	-	-	751,046	-	-	-	30,049,300

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,476,786

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	31,003
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	1,285,298
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	8,075,200
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	1,481,440
PREPAID RENT	-	-	221,562	-	-	-	3,494	-	-	-	487,526
PREPAID OTHER	-	-	276,936	-	-	-	161,069	-	2,828	-	2,120,058
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	5,928,764
PREPAID RENT ESCROW	-	-	261	-	-	-	497	-	-	-	25,965
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	10,537
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	498,758	-	-	-	180,060	-	2,828	-	19,445,790

ASSETS HELD FOR SALE	-	-	1,577,500	-	-	-	-	-	-	-	2,132,000

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	13,688,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(13,688,000)
TOTAL CURRENT ASSETS	(650)	(3,875,072)	147,916,717	4,600	(79,754,252)	(650)	4,419,217	18,644	37,057,248	133,512	143,299,854

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	5,126,428
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	633,248
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	201,223	-	-	-	-	-	-	-	511,228
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	3,787,668	-	-	-	-	-	-	-	6,513,412
ACCUMULATED DEPRECIATION - BUILDING	-	-	(380,172)	-	-	-	-	-	-	-	(860,932)
LEASEHOLD IMPROVEMENTS	-	-	14,522,179	-	-	-	12,747,297	-	-	-	166,142,124
ACCUMULATED AMORTIZATION	-	-	(1,678,650)	-	-	-	(5,378,561)	-	-	-	(94,822,279)
EQUIPMENT	-	-	55,832,622	-	-	-	5,105,428	1,421,308	92,798	-	226,824,575
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(17,229,979)	-	-	-	(4,149,789)	(362,317)	(85,651)	-	(136,984,123)
AUTOMOBILE	-	-	7,918	-	-	-	-	-	-	-	199,173
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,652)	-	-	-	-	-	-	-	(71,540)
ASSETS TO BE SOLD - PP&E	-	-	13,720,794	-	-	-	-	-	-	-	14,833,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(41,614)	-	-	-	-	-	-	-	(41,614)
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	78,448,851	-	-	-	8,324,375	1,058,990	7,148	-	197,300,630

GOODWILL	-	-	-	-	-	-	-	-	-	-	117,993,181
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	136,126,999

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	91,839,000
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(91,839,000)

LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	623,466	-	-	-	-	-	-	-	1,527,024
RECIPES	-	-	-	-	-	-	-	-	-	-	2,142,119
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	623,466	-	-	-	343,681	-	-	-	60,612,825

PREPAID RENT DEPOSITS	-	-	353,072	-	-	-	8,268	-	-	-	382,986
DEPOSITS	-	-	4,025,561	-	-	-	17,403	-	-	-	6,301,318
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,576
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(12,553,929)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	-	-	4,378,633	-	-	-	25,671	-	-	-	33,415,405
TOTAL ASSETS	(650)	(3,875,072)	231,367,667	4,600	(79,754,252)	(650)	13,112,944	1,077,634	37,064,395	133,512	570,755,713

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	As of 7/30/08

Buffets Holdings Inc.
PERIOD: 1-09 ENDING: 7/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	25,045,002	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	29,954,800	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	196,322	-	-	3,392,843	-	1,150,972	-	-	499,512
MISC. ACCRUALS - CORP LEVEL	-	1,132,150	-	-	-	-	-	-	-	4,497,098
TOTAL ACCOUNTS PAYABLE	-	56,328,274	-	-	3,392,843	(625)	1,150,972	-	-	4,996,610

ACCRUED 401(k)	-	801,310	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	997,919	-	-	4,100,120	-	1,766,181	-	-	281,313
ACCRUED BONUS	-	2,386,877	-	-	-	-	768,287	-	-	335,277
ACCRUED PAYROLL TAXES	-	271,534	-	-	1,541,608	-	503,475	-	-	36,843
ACCRUED VACATION	-	6,082,676	-	-	-	-	-	-	-	433,813
TOTAL ACCRUED COMPENSATION	-	10,540,315	-	-	5,641,729	-	3,037,943	-	-	1,087,246

ACCRUED INSURANCE - AUTO	-	8,575	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	8,688,557	-	-	-	-	-	-	-	5,928,295
ACCRUED INSURANCE - OTHER	-	2,442,434	-	-	-	-	-	-	-	-
TOTAL ACCRUED INSURANCE	-	11,139,566	-	-	-	-	-	-	-	5,928,295

ACCRUED PERCENTAGE RENT	-	6,327	-	-	588,810	-	622,534	-	-	-
ACCRUED INTEREST - SHORT TERM	-	26,736,007	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	31,095	-	-	2,385,473	-	469,861	-	-	693,724
ACCRUED POSTAGE	-	(25)	-	-	(66,528)	-	-	-	-	-
ACCRUED ADVERTISING	-	815,718	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	9,892,367	-	-	2,710,298	-	596,460	-	-	1,824,593
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	85,137
TOTAL OTHER ACCRUED LIABILITIES	-	37,481,489	-	-	5,618,053	-	1,688,855	-	-	2,603,455

GIFT CERTIFICATES/GIFT CARDS	-	4,808,989	-	-	(649,782)	-	(1,752,435)	-	-	246,667
CASH RECEIPTS SUSPENSE	-	30,026	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	14,205,468	-	-	27,835	-	11,068	-	-	8,443,716
LEASE REJECTION CLAIMS RESERVE	-	12,311,799	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	246,729	399	-	2,866,255	2,569	2,323,966	315	-	51,956
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	1,138,392	-	-	-	-	-
TOTAL ACCRUED LIABILITIES	-	90,764,380	399	-	19,928,640	2,569	5,860,462	315	-	19,182,702

INCOME TAXES PAYABLE	-	(3,563,484)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	39,166	-	-	-	-	-	-	-	-
TOTAL INCOME TAXES PAYABLE	-	(3,524,318)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	81,250,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	5,936,168	-	-	-	-	-	-	-	-
TOTAL CURRENT LIABILITIES	-	292,354,504	399	-	23,321,483	1,944	7,011,434	315	-	24,179,312

NOTES PAYABLE TO PARENT	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	300,000,000	-	-	-	-	-	-	-	-
TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	2,507,600	-	-	14,942,006	-	8,801,938	-	-	705,153

DEFERRED INCOME TAX	-	22,787,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	23,808,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	20,944	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	2,577,536	-	-	730,337	-	2,704,526	-	-	-
TOTAL OTHER LONG-TERM LIABILITIES	-	2,602,385	-	-	760,337	-	2,704,526	-	-	-
TOTAL NON-CURRENT LIABILITIES	(149,800,000)	870,432,984	-	-	15,702,343	-	11,506,464	-	-	150,505,153
TOTAL LIABILITIES	(149,800,000)	1,162,787,488	399	-	39,023,827	1,944	18,517,899	315	-	174,684,465

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	(14,552)	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(135,536)	(711,293,929)	(1,016,471)	(62,624,017)	(191,698,322)	(6,611,002)	255,867,066	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	(5)	(11,962,798)	(93,710)	(325)	(457,777)	(482,141)	3,807,449	(133,555)	-	(452,582)
RETAINED EARNINGS	(135,542)	(723,256,727)	(1,110,182)	(163,789,143)	(192,156,099)	(7,093,143)	259,674,515	(1,648,711)	29,477,421	(3,667,371)
TOTAL SHAREHOLDERS' EQUITY	(281,439,993)	(554,757,813)	2,528,732	(6,512,174)	20,344,419	21,105,992	32,883,917	5,532,441	(462,780,302)	349,504,029
TOTAL LIABILITIES & S/E	(431,239,993)	608,029,675	2,529,130	(6,512,174)	59,368,245	21,107,937	51,401,816	5,532,756	(462,780,302)	524,188,494

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	25,096,254
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	29,954,800
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	4,429,447	-	-	-	120,331	-	-	-	9,789,427
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,629,248
TOTAL ACCOUNTS PAYABLE	-	-	4,481,325	-	-	-	120,331	-	-	-	70,469,729

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	801,310
ACCRUED PAYROLL	-	50,552	3,447,231	-	1,279,126	-	386,942	-	20,522	-	12,329,907
ACCRUED BONUS	-	-	-	-	-	-	5,879	-	-	-	3,496,319
ACCRUED PAYROLL TAXES	-	20,684	1,220,013	-	504,766	-	34,722	-	10,437	-	4,144,083
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,516,489
TOTAL ACCRUED COMPENSATION	-	71,237	4,667,244	-	1,783,892	-	427,544	-	30,960	-	27,288,108

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	8,575
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	14,616,852
ACCRUED INSURANCE - OTHER	-	-	593,452	-	-	-	-	-	-	-	3,035,886
TOTAL ACCRUED INSURANCE	-	-	593,452	-	-	-	-	-	-	-	17,661,313

ACCRUED PERCENTAGE RENT	-	-	20	-	-	-	-	-	-	-	1,217,690
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	26,736,007
ACCRUED PROPERTY TAXES	-	-	5,665,163	-	-	-	38,003	-	-	-	9,283,319
ACCRUED POSTAGE	-	-	(74)	-	-	-	-	-	-	-	(66,627)
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	815,718
ACCRUED LIABILITIES - OTHER	-	-	1,476,020	-	5	-	133,794	-	-	-	16,633,538
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	85,137
TOTAL OTHER ACCRUED LIABILITIES	-	-	7,141,129	-	5	-	171,797	-	-	-	54,704,782

GIFT CERTIFICATES/GIFT CARDS	-	-	823,072	-	-	-	1,002,460	-	-	-	4,478,971
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	30,026
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,688,086
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	565,911	-	-	-	37,983,156
SALES/USE TAX PAYABLE	-	-	3,216,070	-	(151)	-	301,101	8	-	-	9,009,218
ACCRUED RESTAURANT CLOSING COSTS	-	-	549,647	-	-	-	-	-	-	-	1,688,039
TOTAL ACCRUED LIABILITIES	-	71,237	35,437,470	-	1,783,746	-	2,468,812	8	30,960	-	175,531,699

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,563,484)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	39,166
TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,524,318)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	81,250,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	5,936,168
TOTAL CURRENT LIABILITIES	-	71,237	39,918,794	-	1,783,746	-	2,589,143	8	30,960	-	391,263,278

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000
TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	17,296,384	-	-	-	1,084,608	-	-	-	45,337,689

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,787,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	23,808,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	20,944
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	6,012,399
TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	6,067,248
TOTAL NON-CURRENT LIABILITIES	-	-	17,296,384	-	-	-	1,084,608	-	-	-	916,727,937
TOTAL LIABILITIES	-	71,237	57,215,178	-	1,783,746	-	3,673,751	8	30,960	-	1,307,991,215

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	31,045
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	81,601

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,218,814	4,610	(116,007,105)	(325)	(839,761)	(302,839)	346,535,628	(166,682)	(630,146,512)
LEVEL 8 PROFIT/LOSS	(325)	(197,399)	4,980,921	(325)	(4,858,528)	(325)	(77,030)	(26,939)	3,927,386	(8,826)	(6,036,835)
RETAINED EARNINGS	(725)	(6,021,115)	(155,800,266)	4,285	(120,865,633)	(650)	(916,791)	(329,778)	350,463,014	(175,508)	(737,348,148)
TOTAL SHAREHOLDERS' EQUITY	(650)	(3,946,309)	174,152,490	4,600	(81,537,998)	(650)	9,439,193	1,077,626	37,033,436	133,512	(737,235,502)
TOTAL LIABILITIES & S/E	(650)	(3,875,072)	231,367,667	4,600	(79,754,252)	(650)	13,112,944	1,077,634	37,064,395	133,512	570,755,713

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	7/3/08 - 7/30/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through July 30, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands
	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	45,373
Accrued Compensation	27,288
Accrued Worker's Compensation	22,688
Accrued Sales, Use and Property Taxes	18,293
Accrued Insurance	17,661
Accrued Interest	26,736
Accrued Litigation Reserve	9,308
Unearned revenue (gift cards/certificates)	4,479
Accrued Legal and Consulting Fees	3,111
Closed Restaurant Reserve	1,688
Accrued Percentage Rent	1,218
Lease Rejection Claims Reserve	37,983
Accrued Other	5,079
Income Taxes Payable	39
Total Debts	220,944

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	7/3/08 - 7/30/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	8,032,893
31 - 60 days old	814,511
61 - 90 days old	318,336
91+ days old	364,695
Total Accounts Receivable	9,530,435
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	9,530,435

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	7/3/08 - 7/30/08

The purpose of this schedule is to list all accounts opened during the period by the Debtors per question #5 of the Debtor Questionnaire.

Account Name	Bank Name	Account Number	Date Opened
OCB Purchasing Co.	US Bank	*2974	7/18/2008